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                                                               EXHIBIT 10.17.2

                       AMENDMENT NO. 1 TO LOAN AGREEMENT
                         (STRATEGIC TIMBER PARTNERS, LP
                                      AND
                            PIONEER RESOURCES, LLC)


         THIS AMENDMENT NO. 1 TO LOAN AGREEMENT dated as of May 17, 1999 ("Amendment"), is entered into by and among STRATEGIC TIMBER PARTNERS, LP, a Delaware limited partnership, and Pioneer Resources, LLC, an Oregon limited liability company, as co-borrowers (each, a "Borrower" and collectively, the "Borrower"), the LENDERS party to the Loan Agreement (as defined below), and ABN AMRO BANK N.V., not in its individual capacity but solely in its capacity as the agent on behalf of the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. The Borrowers, the Lenders and the Administrative Agent have entered into that Loan Agreement dated as of April 9, 1999 (the "Loan Agreement").

         B. The Borrower desires to amend the Loan Agreement as provided below and the Lenders are willing to so amend the Loan Agreement, on the terms and conditions set forth below.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                  DEFINITIONS

         SECTION 1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

         SECTION 2. AMENDMENTS. Effective as of the Effective Date (as defined below), and subject to the terms of and conditions precedent to the effectiveness of this Amendment, the Loan Agreement is amended as follows:


         (a) Conditions Precedent to the Closing. The date "May 31, 1999" referenced in the proviso of the first sentence of Section 4.1 is hereby deleted and the date "June 30, 1999" is substituted therefor.

         SECTION 3. LIMITATIONS ON AMENDMENTS.

         (a) The amendment set forth in Section 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any other amendment, waiver or modification of any other term or condition



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of any Loan Document, or (ii) otherwise prejudice any right or remedy which the
Lenders or the Administrative Agent may now have or may have in the future under or in connection with any Loan Document.

         (B) This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 5. EFFECTIVENESS. This Amendment shall be deemed effective on the date (the "Effective Date") upon which each Borrower, each Lender and the Administrative Agent shall have duly executed and delivered this Amendment to the Administrative Agent.

         SECTION 6. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed as of the date first written above.

THE BORROWERS                STRATEGIC TIMBER PARTNERS, L.P., a Delaware limited
                             partnership

                             By:   STRATEGIC TIMBER OPERATING CO., a Delaware
                             corporation, its general partner

                             By: /s/ Kenneth L. Chute
                                 --------------------------

                             Printed Name: Kenneth L. Chute

                             Title: Senior VP and CFO


                             PIONEER RESOURCES, LLC, an Oregon limited liability company

                             By: /s/ Joseph E. Rendini
                                 ---------------------------

                             Printed Name: Joseph E. Rendini

                             Title: Secretary and VP


                                      2.
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THE ADMINISTRATIVE AGENT     ABN AMRO BANK N.V., as Administrative Agent

                             By: /s/ Leif H. Olsson
                                 ----------------------------------------------
                             Printed Name: Leif H. Olsson
                             Title: Senior Vice President

                             By: /s/ Wayne Rancourt
                                 ----------------------------------------------
                             Printed Name: Wayne Rancourt
                             Title:   Vice President


THE LENDERS                  ABN AMRO BANK N.V.

                             By: /s/ Leif H. Olsson
                                 ----------------------------------------------
                             Printed Name: Leif H. Olsson
                             Title: Senior Vice President

                             By: /s/ Wayne Rancourt
                                 ----------------------------------------------
                             Printed Name: Wayne Rancourt
                             Title: Vice President


                             NATIONSBANK, N.A.

                             By: /s/ Joseph L. Corah
                                 ----------------------------------------------
                             Printed Name: Joseph L. Corah

                             Title: Vice President


                             AMSOUTH BANK

                             By: /s/ Donald M. Sinclair
                                 ----------------------------------------------
                             Printed Name: Donald M. Sinclair

                             Title: Vice President


                             THE BANK OF MONTREAL

                             By: /s/ Amy K. Dumser
                                 ----------------------------------------------
                             Printed Name: Amy K. Dumser

                             Title: Director


                                      3.
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                             THE BANK OF SCOTLAND

                             By:  /s/ Janet Taffe
                                 ----------------------------------------------

                             Printed Name: Janet Taffe

                             Title: Asst. Vice President


                             CITIZENS BANK NEW HAMPSHIRE

                             By: /s/ Vernon T. Studer
                                 ----------------------------------------------

                             Printed Name: Vernon T. Studer

                             Title: Vice President


                             CREDIT AGRICOLE INDOSUEZ

                             By: /s/ Alan L. Schmelzer
                                 ----------------------------------------------

                             Printed Name: Alan L. Schmelzer

                             Title: Senior Relationship Manager


                             By: /s/ Katherine L. Abbott
                                 ----------------------------------------------

                             Printed Name: Katherine L. Abbott

                             Title: First Vice President/Managing Director


                             FIRST SECURITY BANK, N.A.

                             By: /s/ Mark C. Johnson
                                 ----------------------------------------------

                             Printed Name: Mark C. Johnson

                             Title: Senior V.P.


                             KEYBANK NATIONAL ASSOCIATION


                             By: /s/ Richard J. Ameny, Jr.
                                 ----------------------------------------------

                             Printed Name: Richard J. Ameny, Jr.

                             Title: Assistant Vice President



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                             NATEXIS BANQUE

                             By: /s/ Iain A. Whyte
                                 ----------------------------------------------

                             Printed Name: Iain A. Whyte

                             Title: Vice President


                             By:
                                 ----------------------------------------------

                             Printed Name:
                                          -------------------------------------

                             Title:
                                   --------------------------------------------


                             SOCIETE GENERALE

                             By: /s/ Maureen E. Kelly
                                 ----------------------------------------------

                             Printed Name: Maureen E. Kelly

                             Title: Director


                             SOUTH TRUST BANK, N.A.

                             By: /s/ W. Spencer Ragland
                                 ----------------------------------------------

                             Printed Name: W. Spencer Ragland

                             Title: Vice President


                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Henry G. Montgomery
                                 ----------------------------------------------

                             Printed Name: Henry G. Montgomery

                             Title: Vice President